Income Taxes	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Income Taxes
INCOME TAXES
Income Before Income Taxes. The sources of income from continuing operations before income taxes are:

(dollars in millions)	2013	2012	2011
United States	$3,658	$2,595	$3,168
Foreign	4,654	4,316	4,182
	$8,312	$6,911	$7,350

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of UTC's international subsidiaries. These earnings relate to ongoing operations and were approximately $25 billion as of December 31, 2013. It is not practicable to estimate the amount of tax that might be payable. We intend to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so.
Provision for Income Taxes. The income tax expense (benefit) for the years ended December 31, consisted of the following components:

(dollars in millions)	2013	2012	2011
Current:
United States:
Federal	$616	$403	$382
State	55	9	96
Foreign	1,325	1,179	1,322
	1,996	1,591	1,800
Future:
United States:
Federal	262	335	526
State	36	111	26
Foreign	(56)	(326)	(218)
	242	120	334
Income tax expense	$2,238	$1,711	$2,134
Attributable to items credited to equity and goodwill	$(1,661)	$297	$864

Reconciliation of Effective Income Tax Rate. Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2013	2012	2011
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(5.8)%	(6.4)%	(4.4)%
Tax audit settlements	(0.4)%	(3.4)%	(0.9)%
Other	(1.9)%	(0.4)%	(0.7)%
Effective income tax rate	26.9%	24.8%	29.0%

The 2013 effective tax rate reflects a favorable non-cash income tax adjustment of approximately $35 million related to the conclusion of the examination of Goodrich's 2009 - 2010 tax years and resolution of a dispute with the IRS for Goodrich's 2001 - 2006 tax years. In addition, the 2013 effective tax rate also reflects a favorable tax impact of $95 million associated with the legislative corporate tax extenders enacted in January 2013, as part of the American Taxpayer Relief Act of 2012, as well as the favorable tax impact of $24 million related to a U.K. tax rate reduction enacted in July 2013.
The 2012 effective tax rate reflects a favorable non-cash income tax adjustment of approximately $203 million related to the conclusion of the IRS's examination of UTC's 2006 – 2008 tax years, as well as a reduction in tax expense of $34 million related to the favorable resolution of disputed tax matters with the Appeals Division of the IRS for the tax years 2004 – 2005. The favorable income tax impact of $225 million related to the release of non-U.S. valuation allowances resulting from internal legal entity reorganizations is also included in the 2012 effective rate. This is reported in the table above in tax on international activities.
The 2011 effective tax rate reflects approximately $63 million of favorable income tax adjustments related to the settlement of two refund claims for years prior to 2004, as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011. These favorable tax adjustments are partially offset by non-deductible charges accrued in 2011.
Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Current and non-current future income tax benefits and payables within the same tax jurisdiction are generally offset for presentation in the Consolidated Balance Sheet.
The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2013 and 2012 are as follows:

(dollars in millions)	2013	2012
Future income tax benefits:
Insurance and employee benefits	$747	$1,168
Other asset basis differences	365	119
Other liability basis differences	1,187	1,052
Tax loss carryforwards	386	382
Tax credit carryforwards	1,184	1,107
Valuation allowances	(669)	(618)
	$3,200	$3,210
Future income taxes payable:
Insurance and employee benefits	$(992)	$(2,238)
Other asset basis differences	4,649	4,440
Other items, net	(178)	(195)
Tax loss carryforwards	(346)	(409)
Tax credit carryforwards	(68)	(80)
Valuation allowances	273	286
	$3,338	$1,804

The future income taxes payable balances of $3,338 million and $1,804 million, reflected in the table above, for the years ended December 31, 2013 and 2012, respectively, are reported in accrued liabilities and other long-term liabilities on our Consolidated Balance Sheet.
Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.
During 2012, approximately $225 million of valuation allowances were reversed through income tax expense on our Consolidated Statement of Operations as a result of internal legal entity reorganizations. These internal reorganizations were a component of our ongoing efforts to improve business efficiency. These valuation allowance releases are included in the effective tax rate reconciliation table within the tax on international activities component.
Tax Credit and Loss Carryforwards. At December 31, 2013, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2014-2018	$43	$536
2019-2023	16	315
2024-2033	311	794
Indefinite	881	2,245
Total	$1,251	$3,890

Unrecognized Tax Benefits. At December 31, 2013, we had gross tax-effected unrecognized tax benefits of $1,223 million, $1,163 million of which, if recognized, would impact the effective tax rate. The table below includes both additional unrecognized tax benefits and related interest attributable to the acquisition of Goodrich in 2012. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2013, 2012, and 2011 is as follows:

(dollars in millions)	2013	2012	2011
Balance at January 1	$1,073	$946	$891
Additions for tax positions related to the current year	113	232	71
Additions for tax positions of prior years	211	221	71
Reductions for tax positions of prior years	(41)	(21)	(24)
Settlements	(133)	(305)	(63)
Balance at December 31	$1,223	$1,073	$946
Gross interest expense related to unrecognized tax benefits	$51	$40	$23
Total accrued interest balance at December 31	$262	$270	$165

We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Canada, China, France, Germany, Hong Kong, Italy, Japan, South Korea, Singapore, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2000.
During the second quarter, the Company recognized a settlement gain of approximately $34 million for interest relating to the closure of IRS audits of UTC through 2005. This gain includes cash and non-cash components in the amounts of approximately $10 million and $24 million, respectively. UTC tax years 2006 through 2008 are currently before the Appeals Division of the IRS (IRS Appeals) for resolution discussions regarding certain proposed adjustments with which UTC does not agree. Tax years 2009 and 2010 are under review by the Examination Division of the IRS. It is currently expected that both the 2006-2008 appeals proceedings and the 2009-2010 examination activity may conclude during 2014. Examination activity for UTC tax years 2011 and 2012 is expected to commence during 2014.
The Company has been engaged in litigation regarding the proper timing of certain deductions taken by Goodrich Corporation in its tax years 2001 and 2002, prior to its acquisition by UTC. Effective settlement was achieved with respect to this matter during the fourth quarter, resulting in recognition of a non-cash settlement gain of approximately $25 million, including $12 million of interest. The Company is also engaged in litigation with respect to a separate issue involving the proper timing of deductions taken by Goodrich Corporation in its tax years 2005 and 2006, prior to its acquisition by UTC. This is a recurring issue and it is expected that the IRS will continue to challenge it in subsequent tax years until the issue is resolved.
During the second quarter, the IRS completed examination activity of Goodrich pre-acquisition tax years 2009 and 2010 and transferred the case to IRS Appeals, resulting in a non-cash settlement gain of approximately $24 million, including $2 million of interest. Goodrich Corporation tax years 2007 through 2010 are currently before IRS Appeals for resolution discussions regarding certain proposed adjustments with which UTC does not agree, including the recurring timing issue described above. It is possible that both the 2005 - 2006 litigation and the 2007 - 2010 appeals proceedings could be resolved during 2014. Examination activity for Goodrich Corporation tax years 2011 and 2012, prior to its acquisition by UTC, is expected to commence during 2014.
During 2012, the IRS completed examination fieldwork for our 2006 through 2008 tax years and issued its audit report. During 2012, we also reached final resolution with the Appeals Division of the IRS for our 2004 and 2005 tax years regarding certain proposed adjustments with which we did not agree. As a result of the above described events with respect to our 2004 - 2005 and 2006 - 2008 tax years, we recorded reductions in tax expense in 2012 in the aggregate amount of $237 million.
During 2011, we reached final resolution with the IRS on two refund claims that had been pending with respect to pre-2004 tax years and refunds were received in accordance with the resolutions. A reduction in tax expense in the amount of $63 million and pre-tax interest income in the amount of $89 million was recognized during 2011 associated with the resolution of these claims.
It is reasonably possible that a net reduction within a range of $215 million to $625 million of unrecognized tax benefits may occur within the next twelve months as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes.
As previously disclosed, the French Tax Authority has assessed €237 million (approximately $324 million) related to the proposed disallowance of certain deductions claimed in France for tax years 2008 through 2011. This is a recurring issue and it is expected that similar challenges will be raised in subsequent tax years until the issue is resolved. During the fourth quarter of 2013, the French Tax Authority approached the Company with an offer of proposed settlement and invited the Company to participate in further negotiations. Based on the settlement proposal made by the French Tax Authority, the Company believes there is the potential to achieve resolution and accordingly plans to participate in such further negotiations. As a result of these developments, an accrual was made in the fourth quarter based upon a settlement amount that UTC believes has potential to result in resolution. This accrual is included in the December 31, 2013 unrecognized tax benefit balance reflected above.
See Note 17, Contingent Liabilities, for discussion regarding uncertain tax positions which are not included in the range above related to certain deductions claimed in Germany.